Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In the normal course of business, the Company has committed to certain payments. The following table summarizes the Company’s commitments as at December 31, 2022:

	2023	2024	2025	2026	2027	Thereafter
Product transportation and processing (1)	$1,171	$1,349	$1,168	$1,102	$1,052	$11,095
North West Redwater Partnership service toll (2)	$151	$152	$151	$133	$118	$4,884
Offshore vessels and equipment	$44	$35	$—	$—	$—	$—
Field equipment and power	$36	$27	$24	$23	$22	$215
Other	$23	$24	$21	$16	$—	$—
(1)Includes commitments pertaining to a 20-year product transportation agreement on the Trans Mountain Pipeline Expansion.
(2)Pursuant to the processing agreements, the Company pays its 25% pro rata share of the debt component of the monthly fee-for-service toll. Included in the toll is $2,863 million of interest payable over the 40-year tolling period, ending in 2058 (note 10).
In addition to the commitments disclosed above, the Company has entered into various agreements related to the engineering, procurement and construction of its various development projects. These contracts can be cancelled by the Company upon notice without penalty, subject to the costs incurred up to and in respect of the cancellation.
The Company is defendant and plaintiff in a number of legal actions arising in the normal course of business. In addition, the Company is subject to certain contractor construction claims. The Company believes that any liabilities that might arise pertaining to any such matters would not have a material effect on its consolidated financial position.